UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 13, 2012
(Date of Report)
(Date of Earliest Event Reported)

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1334 York Avenue
New York, NY		10021
(Address of principal executive offices)		(Zip Code)
(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 13, 2012, Sotheby's issued a press release announcing that the Board of Directors unanimously elected William F. Ruprecht as Sotheby's Chairman of the Board of Directors, a role he will assume in addition to his current duties as President and Chief Executive Officer. Michael I. Sovern, who has served as Chairman of the Board for thirteen years, will remain on the Board of Directors. Steven B. Dodge was unanimously approved by the Board of Directors as Lead Independent Director. The appointments are effective immediately.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press release dated December 13, 2012 announcing the election of William F. Ruprecht as Sotheby's Chairman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ Kevin M. Delaney

Kevin M. Delaney
Senior Vice President,
Controller and Chief Accounting Officer

Date:	December 13, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 13, 2012 announcing the election of William F. Ruprecht as Sotheby's Chairman

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